An Experience That Makes the Day Better Cowen & Co. Consumer Conference January 2007

Michael J. Coles Chairman & Chief Executive Officer

We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Safe Harbor

Gourmet coffee among the fastest growing segments in the restaurant industry Second largest company-owned gourmet coffeehouse operator Significant growth opportunities Coffeehouse openings Non-coffeehouse sales Store level margin opportunities Experienced management team successfully implementing key strategic initiatives Caribou Coffee - Investment Highlights

INDUSTRY OVERVIEW

$22 billion market in the U.S. 85% of coffee is consumed at home Coffeehouses Account for 69% of Specialty Coffee Sales Source: Specialty Coffee Association of America, National Coffee Association. Coffee Industry - Large and Growing Market Specialty Coffee Experiencing Double-Digit Growth $8.4bn $9.0bn $9.6bn $8.0bn $8.4bn $8.8bn $9.2bn $9.6bn $10.0bn $10.2bn $10.6bn $11.0bn $11.4bn $11.8bn 2002 2003 2004 2005 $11.1bn

1992 1994 1996 1998 2000 2002 2003 2004 2005 Starbucks 165 425 1004 1755 2976 4574 5517 6504 7661 Other U.S. Specialty Coffeehouses 2085 3175 5696 8245 9624 10826 11883 12096 13739 Source: Specialty Coffee Association of America and SEC filings. (1) Reflects Starbucks locations in U.S. and Canada. Coffeehouses are the Pub of the 21st Century Among fastest growing segments in the restaurant industry 2,250 3,600 6,700 10,000 12,600 15,400 17,400 18,600 21,400

Caribou Coffee "An Experience that Makes the Day Better"

Growth Strategy Enhanced Growth Opportunities versus One Year Ago Franchise U.S. and International Commercial Brand Licensing Focus on Growth at Existing Coffeehouses Drive comps via: Product Marketing Initiatives Continued Focus on Operational Excellence Balanced and Diversified Growth Strategy Improve Financial Performance Optimize ROIC Minimize Finance Requirements Grow Revenue, EBITDA and Achieve Positive Net Income

The Caribou Formula Product Environment Service Caribou Experience

Sourcing Only the highest grade of arabica coffee beans Rainforest Alliance Fair Trade Blending Roastmasters create custom blends Roasting and Packaging Craft roasting in small batches to optimize flavor profile Valve technology ensures freshness Brewing High standards for in-store brewing Strict freshness policy Product: Selection and Preparation

Pom-A-Mango Pomegranate and mango combined, for a perfect way to cool down in the summer. Secret ingredient from the frozen tundra Ice Coffee or espresso Coffee or Espresso Cooler Stay cool with our version of central air conditioning. Coffee of the Day Perfect for anytime of the day or night .. Mint bits Whipped cream 2 parts steamed milk 1 part espresso Cocoa Mint syrup Mint Condition(r) A delicious blend of mint, espresso, cocoa and whipped cream. Wake up with minty- fresh breath. 2 part steamed milk Northern Lite Latte Skim milk, sugar-free Take the edge off the a.m. with this silky smooth blend. 1 part espresso Cold Press Refreshing blend of our Caribou Fireside blend brewed using our special cold press iced process. Product: Selected Drink Offerings Coffee Perfect blend of pomegranate and mango Ice Caribou's Fireside coffee, processed by cold press process

Introducing New Northern Lite Lattes, January 8th - March 4th - lattes made with skim milk and sugar-free syrups Seven decadent flavors offering guests significantly more variety than SBUX Perfect way for guests to satisfy sweet cravings without sacrificing New Year's resolutions Only 80 calories and no fat in a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage a 12 oz beverage Seasonal Drink Offering

Product: Selected 'Bou Gourmet Offerings 'Bou Gourmet rolled-out August 1, 2005 - proprietary recipes High quality food that complements store image & premium quality beverages Bagels introduced September 2006 Exciting pipeline for 2007 Chocolate Chip Cookie Cinnamon Popover Cinnamon Chip Scone Blueberry Muffin

Environment - A Destination Place Mountain lodge environment: fireplaces, wood beams and earth tones Comfortable for in-store relaxation or high-level meetings Efficient for fast take-away, including drive-thru Free wireless internet access and kids' corner

Meeting Customers Expectations Exceeding Customers Expectations Service: "BAMA" "An experience that makes the day better" Be Excellent, Not Average Act with Urgency Make a Connection Anticipate Needs

An Experience That Makes the Day Better Taste / Flavor 30% 24% Service / Atmosphere 29% 14% Selection / Variety 20% 20% Convenience 19% 40% *Source: 2004 AAU Study for all markets in which both have coffeehouses. ** New AAU Study expected in 2007 *Preference of customers who have visited both in last twelve months

CARIBOU OPPORTUNITY Coffeehouse Growth

New Store Openings - 2007E* Total Coffeehouses 50 to 70 Company Owned 25 - 30 Franchise 25 - 40 Coffeehouse Growth *Guidance Issued January 8, 2007

Coffeehouse Franchise Opportunity Management Expertise Michael Coles 21 years of franchising experience Chris Rich-VP Global Store Licensing 13 years with TGIF Negotiated agreements covering 50 countries Filed UFOC - August 2006 Domestic Area Developers Well qualified Financial resources Market expertise Proven successful operators International Opportunities

Coffeehouse Franchise Rationale Management expertise Infrastructure in place Unique branded specialty coffee licensing opportunity Accelerate coffeehouse growth in U.S. Increase domestic market share Leverage internal resources, including training Allocate capital more efficiently

New Coffeehouse Franchise Agreements United States Four Franchise Agreements - Announced January 2007 Hartsfield- Jackson Atlanta Airport (first opened December 2006) Dulles International Airport - Washington, D.C. Reagan National Airport - Washington, D.C. Denver International Airport Total of 8 locations by year-end 2007 International South Korea - Announced December 2006 25 coffeehouses over next 5 years First three coffeehouses to open Q1 2007 Agreement allows for 50 coffeehouses over next 10 years

440 company-owned coffeehouses and 7 licensed coffeehouses in 18 states and the District of Columbia* (193) (62) (30) (37)) (20) (21) (13) 1992 1994 1995 1996 2001 2004 2005 2006 Market Expansion (5) (4) (6) Markets Minnesota Illinois Ohio Michigan North Carolina Georgia Maryland Wisconsin Virginia Washington, D.C. Pennsylvania Iowa North Dakota South Dakota Nebraska Colorado Indiana Kansas Missouri (16) Washington D.C. (8) (8) (6) (12) Limited Footprint Provides Growth Opportunity (1) *Excludes 17 international franchise coffeehouses. As of December 31, 2006 (2) (2) (1)

Significant Growth in Coffeehouses 2000 2001 2002 2003 2004 2005 2006 2007E Co. Owned 152 185 203 251 306 396 440 460 Franchise 2 7 24 50 152 185 203 251 306 395 464 2007E - Guidance issued January 8, 2007 510 Stores Open at Period End

CARIBOU OPPORTUNITY Non-Coffeehouse

Grocery Stores & Mass Merchandisers Office Coffee & Food Svs. Providers Airlines Sports, Entertainment & Health/Fitness College Campuses St. Lawrence College Compelling Commercial Business Opportunity Jet Fleet

Strategic Partners - Product Licensing Nationwide Launch July 2006 Midwest Launch March 2006 Nationwide Launch Summer 2007 Nationwide Launch Summer 2007

George Mileusnic Chief Financial Officer

Improved financial performance Comparable coffeehouse sales New coffeehouse openings Increase in non-coffeehouse sales Leverage fixed costs Financial Opportunity Balance sheet supports growth

Comparable Coffeehouse Sales Trends 2005 2004 2003 2002 2006 1Q06 2Q06 3Q06 4Q06 2007E 2007E 0% to +5% Guidance issued January 8, 2007

2001 2002 2003 2004 2005 2006 100.9 108 123.7 160.9 198 234 ($ in millions) Annual Revenue Trends CAGR: +10.7% +24.1% 2001 - 2003 2003 - 2006 P = Preliminary

Net Income Impacted by Accelerated Growth ($ millions) 2001 2002 2003 2004 2005 General & Administrative Expense ($9.6) ($10.3) ($12.3) ($15.5) ($22.7) Adjusted EBITDA $11.3 $11.8 $11.6 $14.4 $15.9 Depreciation & Amortization / Other (2) ($7.0) ($8.1) ($11.8) ($15.3) ($19.4) EBIT $4.2 $3.7 ($0.2) ($0.9) ($3.5) Net Income / (Loss) $3.2 $3.1 ($0.9) ($2.1) ($4.9) Cap Ex $15.3 $12.2 $20.7 $32.4 $43.2 Total Coffeehouses (3) 185 203 251 306 395 (2) Includes one time non recurring expenses excluded from adjusted EBITDA (3)Company owned and licensed coffeehouses opened at end of period. (1) (1) See the Company's 10-K at www.cariboucoffee.com for a reconciliation of fiscal year 2001 through 2005 net loss to Adjusted EBITDA. See the Company's 10-Q for October 1, 2006 at www.cariboucoffee.com for a reconciliation of the 9 months ended October 1, 2006 and October 2, 2005 net loss to adjusted EBTIDA. Third Quarter ended Sept. 2005 2006 ($17.2) ($19.1) $11.2 $10.2 ($13.9) ($17.0) ($2.7) ($6.8) ($4.3) ($7.1) $22.9 $23.1 348 432

($ in 000s) Unit Level Economics * Year 1 (Months 13th -24th) +15 to 18% Year 2 (Months 25th - 36th) +5 to 8% Year 3/Mature 0 to 4% Capital Expenditures (Net of Tenant Improvements Allowances) $365 - $415 Initial Inventory $10 Total $375 - $425 Year 3 Cash-on-Cash ROI ~30% Mature Store Performance - (New stores open at ~ 80% of a mature store level) Average Investment Average Store Payback 4 - 5 Years Comparable Coffeehouse Sales Range $500 - $700 Store-Level Cash Flow Margin Sales Year 3 Contribution $85 - $140 17% - 20% * Historical average range /future expectations

Balance Sheet to Support Growth Cash - approximately $13.3 million Credit Facility - $60 million available Balance Sheet as of October 1, 2006

2007 Annual Guidance Issued January 8, 2007 Coffeehouse Openings 50 - 70 Company-Owned 25 - 30 Franchise 25 - 40 Comparable Coffeehouse Sales 0% to +5% EBITDA* $14 - $17 million *After anticipated coffeehouse closing expenses of $3 million to $5 million. Reconciliation of net loss to EBITDA can be found at www.cariboucoffee.com Investors/Financial Reports. ..

Gourmet coffee among the fastest growing segments in the restaurant industry Second largest company-owned gourmet coffeehouse operator Significant growth opportunities Coffeehouse openings Non-coffeehouse sales Store level margin opportunities Experienced management team successfully implementing key strategic initiatives Caribou Coffee - Investment Highlights